Exhibit 99.1

Signet Jewelers Updates Timing of Fiscal 2019 Fourth Quarter Earnings Release and Conference Call

HAMILTON, Bermuda--(BUSINESS WIRE)--February 7, 2019--Signet Jewelers Limited (NYSE: SIG) today announced that it intends to announce its fourth quarter and full year Fiscal 2019 financial results at approximately 7:00 a.m. ET on Wednesday, April 3, 2019 and hold a conference call at 8:30 a.m. ET versus the previously announced date of March 14, 2019.

The change in dates is being made principally to allow sufficient time for management to complete its analysis in connection with its annual report for Fiscal 2019 of a potential non-cash impairment charge related to goodwill and indefinite-lived intangible assets for the fourth quarter of Fiscal 2019, resulting from a decline in the Company’s market capitalization during the thirteen weeks ended February 2, 2019.

Given that an impairment charge would be non-cash, the Company does not expect any such impairment charge to affect its liquidity or affect cash flows from operating activities.

Details for the April 3, 2019 conference call following announcement of fourth quarter and full year Fiscal 2019 results are below and there will be a simultaneous audio webcast available at www.signetjewelers.com.

Toll Free US Dial-in: +1 833-245-9657

International Dial-In: +1 647-689-4229

Conference ID: 5059335

About Signet and Safe Harbor Statement:

Signet Jewelers Limited is the world's largest retailer of diamond jewelry. Signet operates nearly 3,500 stores primarily under the name brands of Kay Jewelers, Zales, Jared The Galleria Of Jewelry, H.Samuel, Ernest Jones, Peoples, Piercing Pagoda, and JamesAllen.com. Further information on Signet is available at www.signetjewelers.com. See also www.kay.com, www.zales.com, www.jared.com, www.hsamuel.co.uk, www.ernestjones.co.uk, www.peoplesjewellers.com, www.pagoda.com, and www.jamesallen.com.

This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, based upon management’s beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, Signet’s results of operation, financial condition, liquidity, prospects, growth, strategies and the industry in which Signet operates. The use of the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “target,” and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, including, but not limited to, our ability to implement Signet's transformation initiative, the effect of US federal tax reform and adjustments relating to such impact on the completion of our quarterly and year-end financial statements, changes in interpretation or assumptions, and/or updated regulatory guidance regarding the US federal tax reform, the benefits and outsourcing of the credit portfolio sale including technology disruptions, future financial results and operating results, the impact of weather-related incidents on Signet’s business, deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets or intangible assets or other adverse financial consequences, including tax consequences related thereto, especially in view of the Company’s recent market valuation, and our ability to successfully integrate Zale Corporation and R2Net’s operations and to realize synergies from the Zale and R2Net transactions, general economic conditions, potential regulatory changes or other developments following the United Kingdom’s announced intention to negotiate a formal exit from the European Union, a decline in consumer spending, the merchandising, pricing and inventory policies followed by Signet, the reputation of Signet and its banners, the level of competition in the jewelry sector, the cost and availability of diamonds, gold and other precious metals, regulations relating to customer credit, seasonality of Signet’s business, financial market risks, deterioration in customers’ financial condition, exchange rate fluctuations, changes in Signet’s credit rating, changes in consumer attitudes regarding jewelry, management of social, ethical and environmental risks, the development and maintenance of Signet’s omni-channel retailing, security breaches and other disruptions to Signet’s information technology infrastructure and databases, inadequacy in and disruptions to internal controls and systems, changes in assumptions used in making accounting estimates relating to items such as extended service plans and pensions, risks related to Signet being a Bermuda corporation, the impact of the acquisition of Zale Corporation on relationships, including with employees, suppliers, customers and competitors, and an adverse decision in legal or regulatory proceedings.

For a discussion of these and other risks and uncertainties which could cause actual results to differ materially from those expressed in any forward-looking statement, see the “Risk Factors” section of Signet’s Fiscal 2018 Annual Report on Form 10-K filed with the SEC on April 2, 2018 and quarterly reports on Form 10-Q filed with the SEC. Signet undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

CONTACT:
Randi Abada
SVP Corporate Finance Strategy & Investor Relations
+1 330 668 3489
randi.abada@signetjewelers.com

David Bouffard
VP Corporate Affairs
+1 330 668 5369
david.bouffard@signetjewelers.com